SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A

                 REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


                             TRITON ENERGY LIMITED
            (Exact name of registrant as specified in its charter)

                  Cayman Islands                               None
         (State or other jurisdiction of                 (I.R.S. Employer
          incorporation or organization)                Identification No.)

                               Caledonian House,
                           Mary Street, P.O. Box 1043
                                  George Town
                          Grand Cayman, Cayman Islands
                    (Address of principal executive offices)


If this form relates to the registration of a      If this form relates to the
class of securities pursuant to Section 12(b) of   registration of a class of
the Exchange Act and is effective pursuant to      securities pursuant to
General Instruction A.(c), please check the        Section 12(g) of the
following box. /x/                                 Exchange Act and is
                                                   effective pursuant to
                                                   General Instruction A.(d),
                                                   please check the following
                                                   box. / /

Securities Act registration statement file number to which this form relates:
333-11703



Securities to be registered pursuant to Section 12(b) of the Act:


                Title of each class             Name of each exchange on which
                to be so registered             each class is to be registered
                ___________________             ______________________________

           8% Convertible Preference Shares,    New York Stock Exchange
           par value $.01 per share, of Triton
           Energy Limited

Securities to be registered pursuant to Section 12(g) of the Act:

       None.


Item 1.   Description of Registrant's Securities to be Registered.

     The description of the Registrant's 8% Convertible Preference Shares required by this Item is incorporated by reference from the "Description of the 8% Preference Shares" on pages S-30 through S-36 of the Registrant's Prospectus Supplement dated November 30, 1998 to its Prospectus dated September 25, 1998, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities Act").


Item 2.   Exhibits

3.1  Memorandum of Association. (1)

3.2  Articles of Association. (1)

4.1 Rights Agreement dated as of March 25, 1996, between the Registrant and Chemical Bank, as Rights Agent. (1)

4.2 Amendment No. 1 to Rights Agreement dated as of August 2, 1996, between the Registrant and Chemical Bank, as Rights Agent. (2)

4.3 Amendment No. 2 to Rights Agreement dated as of August 30, 1998, between the Registrant and the Chase Manhattan Bank (as successor by merger to Chemical Bank), as Rights Agent. (3)

4.4 Unanimous Written Consent of the Board of Directors Authorizing a Series of Preference Shares. (4)

4.5 Prospectus Supplement dated November 30, 1998 to the Registrant's Prospectus dated September 25, 1998. (5)
_______________________

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-08005) and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form 8-A/A (Amendment No. 1) dated August 14, 1996 and incorporated herein by reference.

(3) Previously filed as an exhibit to the Registrant's Registration Statement on Form 8-A/A (Amendment No. 2) dated October 2, 1998 and incorporated herein by reference.

(4) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and incorporated herein by reference.

(5) Previously filed pursuant to Rule 424(b)(5) under the Securities Act and incorporated herein by reference.


                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   December 21, 1998              TRITON ENERGY LIMITED

                                       By: /s/ James C. Musselman
                                           ______________________
                                       Name:   James C. Musselman
                                       Title:  President and Interim Chief
                                               Executive Officer


                                 Exhibit Index



3.1  Memorandum of Association. (1)

3.2  Articles of Association. (1)

4.1 Rights Agreement dated as of March 25, 1996, between the Registrant and Chemical Bank, as Rights Agent. (1)

4.2 Amendment No. 1 to Rights Agreement dated as of August 2, 1996, between the Registrant and Chemical Bank, as Rights Agent. (2)

4.3 Amendment No. 2 to Rights Agreement dated as of August 30, 1998, between the Registrant and the Chase Manhattan Bank (as successor by merger to Chemical Bank), as Rights Agent. (3)

4.4 Unanimous Written Consent of the Board of Directors Authorizing a Series of Preference Shares. (4)

4.5 Prospectus Supplement dated November 30, 1998 to the Registrant's Prospectus dated September 25, 1998. (5)
__________________________________

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-08005) and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form 8-A/A (Amendment No. 1) dated August 14, 1996 and incorporated herein by reference.

(3) Previously filed as an exhibit to the Registrant's Registration Statement on Form 8-A/A (Amendment No. 2) dated October 2, 1998 and incorporated herein by reference.

(4) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and incorporated herein by reference.

(5) Previously filed pursuant to Rule 424(b)(5) under the Securities Act and incorporated herein by reference.